UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

The Turkish Investment Fund, Inc
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31, 2014

Date of reporting period:	April 30, 2014

Item 1 - Report to Shareholders

The Turkish Investment Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2014 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

The Turkish Investment
Fund, Inc. NYSE: TKF

Semi-Annual Report

April 30, 2014

CETKFSAN
933908 EXP 6.30.15

The Turkish Investment Fund, Inc.

April 30, 2014

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio Management	19
Investment Policy	20
Dividend Reinvestment and Cash Purchase Plan	23
U.S. Privacy Policy	24

The Turkish Investment Fund, Inc.

April 30, 2014

Letter to Stockholders (unaudited)

Performance

For the six months ended April 30, 2014, The Turkish Investment Fund, Inc. (the "Fund") had total returns of -9.14%, based on net asset value, and -10.22% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index")*, which returned -8.30%. On April 30, 2014, the closing price of the Fund's shares on the New York Stock Exchange was $11.25, representing a 10.6% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the six-month period, the Index returned -8.30%. The period was a tale of two markets, as Turkish equities sold off sharply from November to February and then rebounded in March and April.

•  The strongest contributors to performance were the Fund's underweight allocation to the financials sector and stock selection within the sector. No exposure to a large bank and an underweight to a conglomerate with operations in the financial services industry were both additive to returns.

•  Our stock selection in the telecommunications sector was an additional contributor to returns, particularly our decision not to hold a large telecom services company.

•  Detractors from performance over the period were stock selection in the industrials and consumer staples sectors. Within industrials, not owning an airport operator detracted from returns, as did a position in a low cost airline, which declined as political volatility in Turkey spiked. In the consumer staples sector, not owning a supermarket retailer hurt returns, as the stock rallied strongly driven by its better-than-expected earnings and outlook.

Management Strategies

•  The Fund continues to integrate top-down macro factors and bottom-up stock selection with a growth bias, utilizing a rigorous and fundamental research approach. We remain focused on seeking sources of quality growth in the portfolio.

•  In our view, the Turkish economy is entering a tough period of slowing growth, rising inflation and tightening liquidity. Turkey remains dependent on foreign capital given its chronic current account deficits. As such, Turkey is vulnerable to tightening global liquidity and changes in investor sentiment.

•  At the same time, political risk in the country has risen. Turkey's ongoing election cycle adds to already heightened political tensions in the country. We believe that Prime Minister Recep Tayyip Erdogan's consolidation of power is weakening the investment climate in the country as well as reducing the potential for economic reform.

The Turkish Investment Fund, Inc.

April 30, 2014

Letter to Stockholders (unaudited) (cont'd)

•  We remain underweight in the financial sector. Credit growth, which had been strong for many years, appears to be slowing and the government is restricting loan growth as a means to control the country's current account deficit. We do have some exposure to the sector where we can find what we consider superior profitability and operating performance.

•  Over the period, we reduced holdings in stocks with leveraged balance sheets that outperformed during the market decline. These included some textile manufacturers and a food and beverage company.

•  We continue to find opportunity in some of the smaller-cap stocks we like for their secular growth potential and their relatively better ability to weather weakness in the Turkish lira. These include a glassware manufacturer, a biscuit company and a stationery supplier.

Sincerely,

John H. Gernon
President and Principal Executive Officer  May 2014

*The Morgan Stanley Capital International (MSCI) Turkey Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of Turkey. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. It is not possible to invest directly in an index.

The Turkish Investment Fund, Inc.

April 30, 2014

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (90.8%)
Airlines (2.2%)
Pegasus Hava Tasimaciligi AS (a)	107,539	$1,436
Automobiles (3.0%)
Ford Otomotiv Sanayi AS (a)	170,711	1,928
Banks (27.2%)
Turkiye Garanti Bankasi AS	2,424,548	8,876
Turkiye Halk Bankasi AS	1,079,998	7,212
Turkiye Vakiflar Bankasi Tao, Class D	795,226	1,661
		17,749
Beverages (7.5%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	409,388	4,896
Building Products (2.0%)
Trakya Cam Sanayi AS	1,133,880	1,289
Commercial Services & Supplies (3.7%)
Adel Kalemcilik Ticaret ve Sanayi AS	95,355	2,425
Containers & Packaging (2.9%)
Kartonsan Karton Sanayi ve Ticaret AS	16,674	1,895
Diversified Financial Services (3.0%)
Haci Omer Sabanci Holding AS	465,045	1,960
Food Products (8.0%)
TAT Konserve Sanayii AS (a)	1,481,106	1,515
Ulker Biskuvi Sanayi AS	488,036	3,721
		5,236
Industrial Conglomerates (7.0%)
Enka Insaat ve Sanayi AS	885,018	2,682
Turkiye Sise ve Cam Fabrikalari AS	1,489,941	1,863
		4,545
Insurance (5.5%)
Aksigorta AS	1,983,554	2,733
Anadolu Hayat Emeklilik AS	399,766	837
		3,570
Machinery (3.0%)
Turk Traktor ve Ziraat Makineleri AS	68,889	1,979
Oil, Gas & Consumable Fuels (3.8%)
Tupras Turkiye Petrol Rafinerileri AS	109,501	2,463
Textiles, Apparel & Luxury Goods (1.1%)
Yunsa Yunlu Sanayi VE Ticare	307,870	696
	Shares	Value (000)
Wireless Telecommunication Services (10.9%)
Turkcell Iletisim Hizmetleri AS (a)	1,221,670	$7,116
TOTAL COMMON STOCKS (Cost $51,200)		59,183
SHORT-TERM INVESTMENT (9.3%)
Investment Company (9.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $6,057)	6,056,748	6,057
TOTAL INVESTMENTS (100.1%) (Cost $57,257)		65,240
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(92)
NET ASSETS (100.0%)		$65,148

(a)  Non-income producing security.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	27.2%
Other*	24.6
Wireless Telecommunication Services	10.9
Short-Term Investments	9.3
Food Products	8.0
Beverages	7.5
Industrial Conglomerates	7.0
Insurance	5.5
Total Investments	100.0%

* Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2014

Financial Statements

Statement of Assets and Liabilities	April 30, 2014 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $51,200)	$59,183
Investment in Security of Affiliated Issuer, at Value (Cost $6,057)	6,057
Total Investments in Securities, at Value (Cost $57,257)	65,240
Foreign Currency, at Value (Cost $—@)	—	@
Tax Reclaim Receivable	10
Receivable from Affiliate	—	@
Other Assets	28
Total Assets	65,278
Liabilities:
Payable for Advisory Fees	45
Payable for Custodian Fees	28
Payable for Professional Fees	28
Payable for Tender Offer Fees	8
Payable for Administration Fees	3
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	17
Total Liabilities	130
Net Assets
Applicable to 5,177,864 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$65,148
Net Asset Value Per Share	$12.58
Net Assets Consist of:
Common Stock	$52
Paid-in-Capital	55,902
Accumulated Undistributed Net Investment Income	322
Accumulated Net Realized Gain	888
Unrealized Appreciation (Depreciation) on:
Investments	7,983
Foreign Currency Translations	1
Net Assets	$65,148

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2014

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2014 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $138 of Foreign Taxes Withheld)	$791
Dividends from Security of Affiliated Issuer (Note F)	1
Total Investment Income	792
Expenses:
Advisory Fees (Note B)	313
Custodian Fees (Note D)	55
Professional Fees	46
Administration Fees (Note C)	28
Stockholder Reporting Expenses	14
Stockholder Servicing Agent Fees	4
Directors' Fees and Expenses	1
Other Expenses	19
Total Expenses	480
Waiver of Administration Fees (Note C)	(8)
Rebate from Morgan Stanley Affiliate (Note F)	(2)
Net Expenses	470
Net Investment Income	322
Realized Gain (Loss):
Investments Sold	1,863
Foreign Currency Transactions	(18)
Futures Contracts	(463)
Net Realized Gain	1,382
Change in Unrealized Appreciation (Depreciation):
Investments	(13,513)
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	(13,512)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(12,130)
Net Decrease in Net Assets Resulting from Operations	$(11,808)

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2014

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2014 (unaudited) (000)	Year Ended October 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$322	$1,192
Net Realized Gain	1,382	17,457
Net Change in Unrealized Appreciation (Depreciation)	(13,512)	(17,370)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,808)	1,279
Distributions from and/or in Excess of:
Net Investment Income	(1,183)	(1,421)
Net Realized Gain	(16,177)	—
Total Distributions	(17,360)	(1,421)
Capital Share Transactions:
Repurchase of Shares (0 and 509,093 shares)	—	(8,358)
Common Stock Redeemed through Tender Offers (575,318 and 0)	(9,919)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,919)	(8,358)
Total Decrease	(39,087)	(8,500)
Net Assets:
Beginning of Period	104,235	112,735
End of Period (Including Undistributed Net Investment Income of $322 and $1,183)	$65,148	$104,235

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2014

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30, 2014		Year Ended October 31,
	(unaudited)		2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.12		$18.00	$14.45	$20.09	$13.04	$7.43
Net Investment Income†	0.06		0.20	0.21	0.30	0.20	0.13
Net Realized and Unrealized Gain (Loss)	(2.28)		(0.05)	3.57	(5.74)	6.98	5.48
Total from Investment Operations	(2.22)		0.15	3.78	(5.44)	7.18	5.61
Distributions from and/or in excess of:
Net Investment Income	(0.23)		(0.23)	(0.30)	(0.20)	(0.13)	—
Net Realized Gain	(3.12)		—	—	—	—	—
Total Distributions	(3.35)		(0.23)	(0.30)	(0.20)	(0.13)	—
Anti-Dilutive Effect of Share Repurchase Program	—		0.20	0.03	—	—	0.00	‡
Anti-Dilutive Effect of Tender Offer	0.03		—	0.04	—	—	—
Net Asset Value, End of Period	$12.58		$18.12	$18.00	$14.45	$20.09	$13.04
Per Share Market Value, End of Period	$11.25		$16.40	$15.81	$12.80	$18.48	$12.00
TOTAL INVESTMENT RETURN:
Market Value	(10.22	)%#	5.07%	26.78%	(29.94)%	55.46%	93.55%
Net Asset Value(1)	(9.14	)%#	1.96%	27.86%	(27.25)%	55.52%	75.98%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$65,148		$104,235	$112,735	$108,281	$150,528	$97,733
Ratio of Expenses to Average Net Assets(2)	1.34	%+*	1.22%+	1.18%+	1.05%+	1.09%+	1.38	%+
Ratio of Net Investment Income to Average Net Assets(2)	0.91	%+*	1.04%+	1.39%+	1.74%+	1.31%+	1.49	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00%§	0.00%§	0.01%	0.01%	0.00	%§
Portfolio Turnover Rate	3	%#	52%	29%	29%	28%	56%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.37	%*	1.26%	1.22%	1.09%	1.12%+	1.40	%+
Ratio of Net Investment Income to Average Net Assets	0.88	%*	1.00%	1.35%	1.70%	1.28%+	1.47	%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited)

The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations. To the extent that the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser") believes have economic characteristics similar to equity securities of Turkish corporations, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$1,436	$—	$—	$1,436
Automobiles	1,928	—	—	1,928
Banks	17,749	—	—	17,749
Beverages	4,896	—	—	4,896
Building Products	1,289	—	—	1,289
Commercial Services & Supplies	2,425	—	—	2,425
Containers & Packaging	1,895	—	—	1,895
Diversified Financial Services	1,960	—	—	1,960
Food Products	5,236	—	—	5,236
Industrial Conglomerates	4,545	—	—	4,545
Insurance	3,570	—	—	3,570
Machinery	1,979	—	—	1,979
Oil, Gas & Consumable Fuels	2,463	—	—	2,463
Textiles, Apparel & Luxury Goods	696	—	—	696
Wireless Telecommuni- cation Services	7,116	—	—	7,116
Total Common Stocks	59,183	—	—	59,183
Short-Term Investment
Investment Company	6,057	—	—	6,057
Total Assets	$65,240	$—	$—	$65,240

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2014, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of equity securities denominated in Turkish lira. Changes in currency exchange rates will affect the value of and investment income from such securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract. As of April 30, 2014, the Fund did not have any open futures contracts.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth by primary risk exposure the Fund's realized gains (losses) by type of derivative contract for the six months ended April 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(463)

  For the six months ended April 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:

Average monthly original value	$2,445,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at the annual rate based on the average daily net assets as follows:

First $50 million	Next $50 million	Over $100 million
0.95%	0.75%	0.55%

For the six months ended April 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.89% of the Fund's daily net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended April 30, 2014, approximately $8,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees:  State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$1,421	—	$2,278	—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at October 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in Capital (000)
$(8)	$8	—

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

At October 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$1,183	$16,177

At April 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $11,754,000 and the aggregate gross unrealized depreciation is approximately $3,771,000 resulting in net unrealized appreciation of approximately $7,983,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended October 31, 2013, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $617,000.

The Turkish Ministry of Finance issued tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 have the ability to continue utilizing their NRIF status for their equity positions purchases and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status continue to apply to these holdings even though a new tax law is in effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005 are subject to a withholding tax of 15% and up to 15%, respectively.

The Fund currently is not subject to capital gains tax derived from securities trading in the Turkish market.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2014, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $2,314,000 and $34,455,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2014.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2014 is as follows:

Value October 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value April 30, 2014 (000)
$1,437	$30,226	$25,606	$1	$6,057

During the six months ended April 30, 2014, the Fund incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser and Administrator, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

G.  Other: On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the six months ended April 30, 2014, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 2,063,296 of its shares at an average discount of 14.96% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On October 3, 2013 the Directors authorized the Fund to conduct a tender offer during the fourth quarter of 2013 for up to 10% of the Fund's outstanding shares, at a price equal to 98.5% of the Fund's NAV. On November 18, 2013, the Fund completed the tender offer. The Fund accepted 575,318 shares for payment which represented 10% of the Fund's then outstanding shares. Final payment was made on November 26, 2013 at $17.24 per share, representing 98.5% of the NAV on November 19, 2013.

H.  Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

I.  Results of Annual Meeting of Stockholders (unaudited): On June 17, 2014, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Kathleen A. Dennis	3,279,277	205,938
Joseph J. Kearns	3,274,456	210,759
Michael E. Nugent	3,273,681	211,534
Fergus Reid	3,261,175	224,040

The Turkish Investment Fund, Inc.

April 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Turkish Investment Fund, Inc.

April 30, 2014

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric Carlson and Paul C. Psaila, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in January 2006. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1997.

The Turkish Investment Fund, Inc.

April 30, 2014

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Turkish Investment Fund, Inc.

April 30, 2014

Investment Policy (unaudited) (cont'd)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Investment Limitation

Pursuant to the Fund's investment restriction regarding concentration of investments in any one industry, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund's benchmark Index. At times the Fund may be under or over the described percentages above due to market appreciation or depreciation. During the period, Commercial Banks represented over 25 percent of the Index. The commercial banking business can be affected by general business, economic and market conditions, including, but not limited, to short-term and long-term interest rates, inflation, deflation, money supply, fluctuations in both debt and equity capital markets and the strength of the U.S. and foreign economies. Commercial banks may be subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge and the amount of capital that they must maintain. Changes to regulations, including changes in interpretation or implementation of statutes, regulations or policies can have a substantial and unpredictable effect on commercial banks. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the commercial banking industry. For example, an economic downturn that suddenly decreased property values, caused an increase in unemployment, or other events that negatively impact household and/or corporate customers could decrease ability to pay interest or principal on loans or cause a decrease in the demand for commercial banking products and services. Commercial banks also have been and may in the future be affected by increased competition, which could adversely affect the asset growth, profitability and/or viability of commercial banks.

Investment Policies/Temporary Investments

It is the policy of the Fund to invest, under normal circumstances, at least 80% of its net assets in equity securities of Turkish corporations. This policy may be changed without Stockholder approval; however, you would be notified in writing at least 60 days prior to the implementation of any changes. The balance of the Fund's investments will be short-term in nature pending investment or reinvestment in Turkish equity securities and for working capital purposes relating to expenses and distribution requirements, will be U.S. Dollar- and Lira-denominated debt securities consisting of investment-grade debt securities of U.S. issuers, obligations issued or guaranteed by the U.S. government, finance company or corporate commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-2 or better by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc., and certificates of deposit and bankers'

The Turkish Investment Fund, Inc.

April 30, 2014

Investment Policy (unaudited) (cont'd)

acceptances of commercial banks regulated by U.S. federal or state authorities and Turkish government bonds, notes and treasury bills and certificates of deposit in Turkish banks. The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, to the extent deemed prudent by the Adviser in light of the volatility, limited liquidity and other factors applicable to the Turkish securities markets, the Fund may reduce it's holdings of equity securities in Turkish companies to an unlimited extent and increase its holdings in such U.S. Dollar and Lira-denominated debt securities.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Turkish Investment Fund, Inc.

April 30, 2014

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

The Turkish Investment Fund, Inc.

April 30, 2014

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

The Turkish Investment Fund, Inc.

April 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

The Turkish Investment Fund, Inc.

April 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your

The Turkish Investment Fund, Inc.

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U.S. Privacy Policy (unaudited) (cont'd)

request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 19, 2014